Exhibit 5.1

Vorys, Sater, Seymour and Pease LLP Legal Counsel	52 East Gay Street P.O. Box 1008 Columbus, Ohio 43216-1008 614.464.6400 | www.vorys.com Founded 1909

April 15, 2024

CF Bankshares Inc.

4960 E. Dublin Granville Road, Suite #400

Columbus, Ohio 43081

Re:	CF Bankshares Inc. – Registration Statement on Form S-3

Dear Ladies and Gentlemen:

We have acted as counsel to CF Bankshares Inc., a Delaware corporation (the “Company”), in connection with the Registration Statement on Form S-3 (the “Registration Statement”) being filed by the Company with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”): (i) common stock, par value $0.01 per share, of the Company (the “Common Stock”); (ii) preferred stock, par value $0.01 per share, of the Company (the “Preferred Stock”); (iii) Preferred Stock represented by depositary shares (the “Depositary Shares”); (iv) debt securities of the Company, which may be either senior debt securities (the “Senior Debt Securities”) or subordinated debt securities (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Debt Securities”); (v) warrants to purchase Common Stock, Preferred Stock, Depositary Shares or Debt Securities (the “Warrants”); (vi) subscription rights to purchase Common Stock, Preferred Stock, Depository Shares, Debt Securities, or units of any two or more of the foregoing Securities (the “Subscription Rights”); (vii) contracts for the purchase of Common Stock, Preferred Stock, Depositary Shares, Debt Securities, or units of any two or more of the foregoing securities (the “Purchase Contracts”); and (viii) units representing any combination of the foregoing securities (the “Units”). The Common Stock, the Preferred Stock, the Depositary Shares, the Senior Debt Securities, the Subordinated Debt Securities, the Warrants, the Subscription Rights, the Purchase Contracts and the Units are collectively referred to herein as the “Securities”. The Securities may be offered from time to time by the Company at indeterminate prices, as set forth in the Registration Statement, any amendment thereto, the prospectus contained in the Registration Statement (the “Prospectus”) and one or more supplements to the Prospectus filed pursuant to Rule 415 under the Securities Act (each, a “Prospectus Supplement”) for an aggregate initial offering price not to exceed $35,000,000.

The Senior Debt Securities will be issued under a senior debt indenture, the form of which is included as Exhibit 4.16 to the Registration Statement, between the Company and a trustee to be identified therein and qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), at a later date (the “Senior Debt Trustee”), as such senior debt indenture may be amended or supplemented from time to time (the “Senior Debt Indenture”). The Subordinated Debt Securities will be issued under a subordinated debt indenture, the form of which is included as Exhibit 4.17 to the Registration Statement, between the Company and a trustee to be identified therein and qualified under the TIA at a later date (the “Subordinated Debt Trustee”), as such subordinated debt indenture may be amended or supplemented from time to time (the “Subordinated Debt Indenture” and, together with the Senior Debt Indenture, the “Indentures”). The Depositary Shares will be issued pursuant to one or more deposit agreements (each, a “Deposit Agreement”) between the Company and a financial institution to be identified therein as the depositary (each, a “Depositary”). The Company may issue receipts (“Depositary Receipts”) for Depositary Shares, each of which will represent a fractional interest of a Preferred Stock represented by Depositary Shares.

The Warrants will be issued pursuant to one or more warrant agreements (the terms and conditions of which will be set forth in a Prospectus Supplement relating to an issuance of Warrants), between the Company and a financial institution to be identified therein as warrant agent (the “Warrant Agent”), as each such warrant agreement may be supplemented from time to time (each, a “Warrant Agreement”). The Subscription Rights will be issued

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CF Bankshares Inc.

April 15, 2024

pursuant to one or more subscription rights agreements (each, a “Subscription Rights Agreement”) by and between the Company and a rights agent to be identified therein (the “Rights Agent”). The Purchase Contracts will be issued pursuant to one or more purchase contract agreements (each, a “Purchase Contract Agreement”) by and between the Company and a purchase contract agent to be identified therein (each, a “Purchase Contract Agent”). The Units will be issued pursuant to one or more unit agreements (each, a “Unit Agreement”) between the Company and a unit agent to be identified therein (each, a “Unit Agent”).

As such counsel, in rendering the opinions expressed below, we have examined and relied upon the Registration Statement, the exhibits filed therewith or incorporated therein by reference and certain resolutions (the “Resolutions”) adopted by the Board of Directors of the Company (the “Board”) on February 28, 2024. We have also examined and relied without investigation as to matters of fact upon such certificates, statements and results of inquiries of public officials and officers and representatives of the Company and originals, or copies of originals certified or otherwise identified to our satisfaction, of such other documents, certificates and other instruments as we have considered relevant and necessary to enable us to render the opinions expressed below. We have assumed the genuineness of all signatures on all documents examined by us, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies for examination.

Subject to the foregoing and the other matters and assumptions set forth herein, we are of the opinion that, as of the date hereof:

1. With respect to an offering of Common Stock covered by the Registration Statement, such Common Stock will be duly authorized, and each share of Common Stock will be validly issued, fully paid and nonassessable when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to the sale of such Common Stock shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate of Incorporation of the Company, as amended (the “Certificate”), the Second Amended and Restated Bylaws of the Company (the “Bylaws”), and the Resolutions authorizing the issuance and sale of such Common Stock; and (iv) certificates representing such Common Stock shall have been duly executed, countersigned, registered and delivered, or, if applicable, such Common Stock shall have been duly registered and settlement duly effected by book-entry delivery, in accordance with the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof to the purchasers thereof against payment of the agreed consideration therefor or upon conversion or exercise of any Securities, in accordance with the terms of such Securities or the instrument governing such Securities providing for such conversion or exercise as approved by the Board or a duly authorized committee thereof.

2. The issuance and sale of each series of Preferred Stock covered by the Registration Statement will be duly authorized, and each share of such series of Preferred Stock will be validly issued, fully paid and nonassessable when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to the sale of such series of Preferred Stock shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate, the Bylaws and the Resolutions, establishing and designating such series of Preferred Stock and fixing and determining the relative, participating, optional or other special rights and privileges of such series and the qualifications, limitations or restrictions thereof and authorizing the issuance and sale of such series of Preferred Stock; (iv) the Company shall have filed with the Delaware Secretary of State a certificate of designation or certificate of amendment to the Certificate duly executed on behalf of the Company with respect to such series of Preferred Stock in conformity with the Certificate and such final resolutions; and (v) certificates representing such series of Preferred Stock shall have

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CF Bankshares Inc.

April 15, 2024

been duly executed, countersigned, registered and delivered, or, if applicable, such series of Preferred Stock shall have been duly registered and settlement duly effected by book-entry delivery, in accordance with the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof to the purchasers thereof against payment of the agreed consideration therefor or upon conversion or exercise of any Securities, in accordance with the terms of such Securities or the instrument governing such Securities providing for such conversion or exercise as approved by the Board or a duly authorized committee thereof.

3. The Depositary Shares covered by the Registration Statement will be validly issued and entitle the holders thereof to the rights specified in the Depositary Shares and the Deposit Agreement when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to the Depositary Shares and the series of Preferred Stock underlying such Depositary Shares shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iii) the Deposit Agreement relating to such Depositary Shares shall have been duly authorized, executed and delivered by the Company and duly authorized, executed and delivered by the Depositary; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate, the Bylaws and the Resolutions, establishing and designating the series of Preferred Stock underlying the Depositary Shares and fixing and determining the relative, participating, optional or other special rights and privileges of such series and the qualifications, limitations or restrictions thereof and authorizing the issuance and sale of such series of Preferred Stock; (v) the Company shall have filed with the Delaware Secretary of State a certificate of designation or certificate of amendment to the Certificate duly executed on behalf of the Company with respect to the series of Preferred Stock underlying the Depositary Shares in conformity with the Certificate and such final resolutions; (vi) certificates representing the series of Preferred Stock underlying such Depositary Shares shall have been duly executed, countersigned, registered and delivered, or, if applicable, the series of Preferred Stock underlying such Depositary Shares shall have been duly registered and settlement duly effected by book-entry delivery against payment of the agreed consideration therefor; and (vii) the Depositary Receipts evidencing Depositary Shares shall have been duly authorized, executed, authenticated, issued and delivered by the Depositary in the manner set forth in the Deposit Agreement and in accordance with the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof against payment of the agreed consideration therefor.

4. Each issue of Warrants covered by the Registration Statement will be validly issued and constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to such issue of Warrants and the Common Stock, Preferred Stock, Depositary Shares or Debt Securities issuable upon exercise of such Warrants shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iii) a Warrant Agreement relating to such issue of Warrants shall have been duly authorized, executed and delivered by the Company and duly authorized, executed and delivered by the Warrant Agent named in the Warrant Agreement; (iv) the specific terms of a particular issuance of Warrants shall have been duly established in accordance with the Warrant Agreement and applicable law; (v) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate, the Bylaws, the Resolutions and applicable law, authorizing the execution and delivery of the Warrant Agreement and the issuance and sale of such issue of Warrants; (vi) if such Warrants are exercisable for Common Stock, the actions described in numbered paragraph 1 above shall have been taken; (vii) if such Warrants are exercisable for Preferred Stock, the actions described in numbered paragraph 2 above shall have been taken; (viii) if such Warrants are exercisable for Depositary Shares, the actions described in numbered paragraph 3 above shall have been taken; (ix) if such Warrants are exercisable for Debt Securities, the actions described in numbered paragraph 5 or numbered paragraph 6 below, as applicable, shall have been taken; and (x) certificates representing such issue of Warrants shall have been duly executed, countersigned and issued in accordance with such Warrant Agreement and the final resolutions of the Board or a duly authorized committee thereof and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof to the purchasers thereof against payment of the agreed consideration therefor.

Legal Counsel

CF Bankshares Inc.

April 15, 2024

5. Each series of Senior Debt Securities covered by the Registration Statement will be validly issued and constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) the Senior Debt Trustee shall have been selected and qualified under the TIA and the Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture) shall have been qualified under the TIA; (iii) a Prospectus Supplement with respect to such series of Senior Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iv) the specific terms of a particular series of Senior Debt Securities shall have been duly established in accordance with the Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture) and applicable law; (v) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate, the Bylaws, the Resolutions and applicable law, authorizing the terms, issuance and sale of such series of Senior Debt Securities and the execution and delivery of the Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture); (vi) the Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture) shall have been duly authorized, executed and delivered by the Company and the Senior Debt Trustee; and (vii) the Senior Debt Securities shall have been duly authorized and executed by the Company and duly authenticated by the Senior Debt Trustee and issued as provided in the Senior Debt Indenture, any applicable indenture supplement, and the final resolutions of the Board or a duly authorized committee thereof and shall have been duly delivered in accordance with the Senior Debt Indenture, any applicable indenture supplement and the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof to the purchasers thereof against payment of the agreed consideration therefor or upon conversion or exercise of any Securities, in accordance with the terms of such Securities or the instrument governing such Securities providing for such conversion or exercise as approved by the Board or a duly authorized committee thereof.

6. Each series of Subordinated Debt Securities covered by the Registration Statement will be validly issued and constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) the Subordinated Debt Trustee shall have been selected and qualified under the TIA and the Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture) shall have been qualified under the TIA; (iii) a Prospectus Supplement with respect to such series of Subordinated Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iv) the specific terms of a particular series of Subordinated Debt Securities shall have been duly established in accordance with the Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture) and applicable law; (v) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate, the Bylaws, the Resolutions and applicable law, authorizing the terms, issuance and sale of such series of Subordinated Debt Securities and the execution and delivery of the Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture); (vi) the Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture) shall have been duly authorized, executed and delivered by the Company and the Subordinated Debt Trustee; and (vii) the Subordinated Debt Securities shall have been duly authorized and executed by the Company and duly authenticated by the Subordinated Debt Trustee and issued as provided in the Subordinated Debt Indenture, any applicable indenture supplement, and the final resolutions of the Board or a duly authorized committee thereof and shall have been duly delivered in accordance with the Subordinated Debt Indenture, any applicable indenture supplement and the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof to the purchasers thereof against payment of the agreed consideration therefor or upon conversion or exercise of any Securities, in accordance with the terms of such Securities or the instrument governing such Securities providing for such conversion or exercise as approved by the Board or a duly authorized committee thereof.

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CF Bankshares Inc.

April 15, 2024

7. Each issue of Subscription Rights covered by the Registration Statement will be validly issued and constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to such issue of Subscription Rights and the Common Stock, Preferred Stock, Depositary Shares, Debt Securities, or Units issuable upon exercise of such Subscription Rights shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iii) a Subscription Rights Agreement relating to such issue of Subscription Rights shall have been duly authorized, executed and delivered by the Company and duly authorized, executed and delivered by the Rights Agent named in the Subscription Rights Agreement; (iv) the specific terms of a particular issuance of Subscription Rights shall have been duly established in accordance with the Subscription Rights Agreement and applicable law; (v) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate, the Bylaws, the Resolutions and applicable law, authorizing the execution and delivery of the Subscription Rights Agreement and the issuance and sale of such issue of Subscription Rights; (vi) if such Subscription Rights are exercisable for Common Stock, the actions described in numbered paragraph 1 above shall have been taken; (vii) if such Subscription Rights are exercisable for Preferred Stock, the actions described in numbered paragraph 2 above shall have been taken; (viii) if such Subscription Rights are exercisable for Depositary Shares, the actions described in numbered paragraph 3 above shall have been taken; (ix) if such Subscription Rights are exercisable for Debt Securities, the actions described in numbered paragraph 5 or numbered paragraph 6 above, as applicable, shall have been taken; and (x) certificates representing such issue of Subscription Rights shall have been duly executed, countersigned and issued in accordance with such Subscription Rights Agreement and the final resolutions of the Board or a duly authorized committee thereof and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof to the purchasers thereof against payment of the agreed consideration therefor.

8. Each issue of Purchase Contracts covered by the Registration Statement will be validly issued and constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to such issue of Purchase Contracts and the Common Stock, Preferred Stock, Depositary Shares, Debt Securities, or Units purchasable pursuant to such Purchase Contracts shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iii) a Purchase Contract Agreement relating to such issue of Purchase Contracts shall have been duly authorized, executed and delivered by the Company and duly authorized, executed and delivered by the Purchase Contract Agent named in the Purchase Contract Agreement; (iv) the specific terms of a particular issuance of Purchase Contracts shall have been duly established in accordance with the Purchase Contract Agreement and applicable law; (v) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate, the Bylaws, the Resolutions and applicable law, authorizing the execution and delivery of the Purchase Contract Agreement and the issuance and sale of such issue of Purchase Contracts; (vi) if such Purchase Contracts are for Common Stock, the actions described in numbered paragraph 1 above shall have been taken; (vii) if such Purchase Contracts are for Preferred Stock, the actions described in numbered paragraph 2 above shall have been taken; (viii) if such Purchase Contracts are for Depositary Shares, the actions described in numbered paragraph 3 above shall have been taken; (ix) if such Purchase Contracts are for Debt Securities, the actions described in numbered paragraph 5 or numbered paragraph 6 above, as applicable, shall have been taken; and (x) certificates representing such issue of Purchase Contracts shall have been duly executed, countersigned and issued in accordance with such Purchase Contract Agreement and the final resolutions of the Board or a duly authorized committee thereof and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof to the purchasers thereof against payment of the agreed consideration therefor.

Legal Counsel

CF Bankshares Inc.

April 15, 2024

9. Each issue of Units covered by the Registration Statement will be validly issued and constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary pre-effective and post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to such issue of Units and the Common Stock, Preferred Stock, Depositary Shares, Debt Securities and/or Warrants underlying such Units shall have been filed with the SEC in compliance with the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder; (iii) the Unit Agreement relating to such issue of Units shall have been duly authorized, executed and delivered by the Company and duly authorized, executed and delivered by the Unit Agent named in the Unit Agreement; (iv) the specific terms of a particular issue of Units shall have been duly established in accordance with the Unit Agreement and applicable law; (v) the Board or a duly authorized committee thereof shall have duly adopted final resolutions, in conformity with the Certificate, the Bylaws, the Resolutions and applicable law, authorizing the execution and delivery of the Unit Agreement and the issuance and sale of such issue of Units; (vi) if Common Stock underlie such Units, the actions described in numbered paragraph 1 above shall have been taken; (vii) if Preferred Stock underlie such Units, the actions described in numbered paragraph 2 above shall have been taken; (viii) if Depositary Shares underlie such Units, the actions described in numbered paragraph 3 above shall have been taken; (ix) if Warrants underlie such Units, the actions described in numbered paragraph 4 above shall have been taken; (x) if Debt Securities underlie such Units, the actions described in numbered paragraph 5 or numbered paragraph 6 above, as applicable, shall have been taken; (xi) certificates representing the Common Stock and/or the Preferred Stock underlying such Units shall have been duly executed, countersigned and registered or, if applicable, the Common Stock and/or the Preferred Stock underlying such Warrants shall have been duly registered and settlement duly effected by book-entry delivery; (xii) certificates representing the Depositary Shares underlying such Units shall have been duly executed, countersigned and registered; (xiii) certificates representing the Warrants underlying such Units shall have been duly executed, countersigned and issued; (xiv) the Senior Debt Securities and/or the Subordinated Debt Securities underlying such Units shall have been duly authorized and executed by the Company and duly authenticated by the Senior Debt Trustee or the Subordinated Debt Trustee, as appropriate; and (xv) the Units shall have been duly executed, authenticated and delivered by the Unit Agent in the manner set forth in the Unit Agreement against payment of the agreed consideration therefor and in accordance with the applicable definitive purchase, underwriting, distribution or similar agreement approved by the Board or a duly authorized committee thereof.

The opinions in numbered paragraphs 3 through 9 above are qualified to the extent that the enforcement of the Depositary Shares and related Deposit Agreement, the Debt Securities and the related Senior Debt Indenture or the Subordinated Debt Indenture, as applicable, the Warrants and the related Warrant Agreement, the Subscription Rights and the related Subscription Rights Agreement, the Purchase Contracts and the related Purchase Contract Agreement, and the Units and the related Unit Agreement may be limited: (i) by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting the enforcement of the rights and remedies of creditors (including, without limitation, the effect of statutory or other laws regarding preferential transferees); (ii) by the effect of general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; (iii) under certain circumstances under law or court decisions in respect of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and (iv) in respect of any provision requiring the payment of attorneys’ fees, where such payment is contrary to law or public policy.

We express no opinion (i) as to the effectiveness (a) of any waiver (whether or not stated as such) contained in the Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture), the Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture), the Debt Securities, the Warrant Agreement, the Subscription Rights Agreement, the Purchase Contract Agreement,

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CF Bankshares Inc.

April 15, 2024

the Unit Agreement, or otherwise, or any consent thereunder relating to, any unknown future rights or the rights of any party thereto existing, or duties owing to it, as a matter of law; (b) of any waiver (whether or not stated as such) contained in the Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture), the Senior Debt Securities, the Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture), the Subordinated Debt Securities, the Warrant Agreement, the Subscription Rights Agreement, the Purchase Contract Agreement or the Unit Agreement of rights of any party, or duties owing to it, that is broadly or vaguely stated or does not describe the right or duty purportedly waived with reasonable specificity; (c) of any provisions of the Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture), the Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture), the Warrant Agreement, the Subscription Rights Agreement, the Purchase Contract Agreement or the Unit Agreement that may be construed as penalties or forfeitures; or (d) of any covenants (other than covenants relating to the payment of principal, interest, premium, indemnities and expenses) in the Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture), the Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture), the Warrant Agreement, the Subscription Rights Agreement, the Purchase Contract Agreement or the Unit Agreement to the extent they are construed to be independent requirements as distinguished from conditions to the declaration or occurrence of a default or any event of default; or (ii) with respect to whether acceleration of the Debt Securities may affect the collectability of any portion of the stated principal thereof which might be determined to constitute unearned interest thereon.

For the purposes of this opinion letter, we have assumed that, at the time of the issuance, sale and delivery of each Common Stock, each Preferred Stock, each issue of Depositary Shares, each series of Debt Securities, each Warrant, each Subscription Right, each Purchase Contract and each Unit, as the case may be: (i) the Registration Statement, and any amendments thereto, will have become effective and such effectiveness will not have been terminated or rescinded; (ii) a Prospectus Supplement describing the Securities, to the extent required by the Securities Act and the General Rules and Regulations promulgated by the SEC thereunder, will have been timely filed with the SEC; (iii) any Securities being offered will be issued and sold in compliance with all applicable federal and state securities laws and as contemplated in the Registration Statement or the Prospectus Supplement(s) relating thereto; (iv) the terms of any Security will not violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and will comply with any requirements or restrictions imposed by any court or governmental or regulatory body having jurisdiction over the Company; (v) the authorization thereof by the Company will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof; (vi) in the case of the issue of Depositary Shares, the terms and conditions of the Depositary Shares and the underlying Preferred Stock and the related Deposit Agreement will be as expressly contemplated in the Prospectus Supplement relating thereto; (vii) in the case of the issue of Warrants, the terms and conditions of the Warrants and the related Warrant Agreement will be as expressly contemplated in the Prospectus Supplement relating thereto; (viii) in the case of the issue of the Debt Securities, (a) the form of Senior Debt Indenture (including any necessary indenture supplement to the Senior Debt Indenture), or the form of Subordinated Debt Indenture (including any necessary indenture supplement to the Subordinated Debt Indenture), as appropriate, will be as expressly contemplated in the Prospectus Supplement relating thereto, and (b) the applicable trustee shall have been qualified under the TIA, a Statement of Eligibility of the applicable trustee on Form T-1 shall have been properly filed with the SEC and the Indenture shall have been duly qualified under the TIA; (ix) in the case of the issue of Subscription Rights, the terms and conditions of the Subscription Rights and the related Subscription Rights Agreement will be as expressly contemplated in the Prospectus Supplement relating thereto; (x) in the case of the issue of Purchase Contracts, the terms and conditions of the Purchase Contracts and the related Purchase Contract Agreement will be as expressly contemplated in the Prospectus Supplement relating thereto; (xi) in the case of the issue of Units, the terms and conditions of the Units, the underlying Common Stock, Preferred Stock, Depositary Shares, Warrants and/or Debt Securities, and the related Unit Agreement will be as expressly contemplated in the Prospectus Supplement relating thereto; (xii) the Certificate, as currently in effect, will not have been modified or amended except as contemplated in numbered paragraph 2 or numbered paragraph 3 above, and will be in full force and effect; (xiii) with respect to Common Stock, there will be sufficient Common Stock authorized under the

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CF Bankshares Inc.

April 15, 2024

Certificate, as in effect at the relevant time, and not otherwise reserved for issuance; (xiv) with respect to Preferred Stock, there will be sufficient Preferred Stock authorized under the Certificate, as in effect at the relevant time, and not otherwise reserved for issuance; (xv) with respect to Depositary Shares, there will be sufficient Preferred Stock underlying the Depositary Shares authorized under the Certificate, as in effect at the relevant time, and not otherwise reserved for issuance; and (xvi) any Securities, including Common Stock or Preferred Stock issuable upon conversion, exchange or exercise of any other Security, will have been duly authorized and reserved for issuance from the applicable class of capital stock of the Company.

With respect to any instrument or agreement executed or to be executed by any party, we have assumed, to the extent relevant to the opinions set forth herein, that: (i) such party (if not a natural person) has been duly formed or organized and is validly existing and in good standing under the laws of its jurisdiction of formation or organization; (ii) such party is or will be duly qualified to engage in the activities contemplated by each instrument or agreement to which it is or will become a party; (iii) such party has or will have full right, power and authority to execute, deliver and perform its obligations under each instrument or agreement to which it is or will become a party and each such instrument or agreement has been or will be duly authorized (if applicable), executed and delivered by, and is or will be a valid, binding and enforceable agreement or obligation, as the case may be, of such party; and (iv) such party will be in compliance, at all applicable times and in all respects material to each instrument or agreement to which it is or will become a party, with all applicable laws and regulations.

The opinions expressed herein are limited solely to the laws of the State of Delaware and, with respect to the opinions set forth above in paragraphs (5) and (6), the laws of the State of Ohio, in each case as currently in effect, and we express no opinion as to the effect of the laws of any other jurisdiction on the opinions expressed herein. Our opinions are limited to those expressly set forth herein, and we express no opinions by implication.

This opinion is given as of the date hereof, and we assume no obligation to advise you after the date hereof of facts or circumstances that come to our attention or changes in law that occur that could affect the opinions contained herein.

This opinion letter is being furnished in accordance with the requirements of Item 16 of Form S-3 and Item 601(b)(5) of SEC Regulation S-K. We hereby consent to your filing of this opinion as Exhibit 5.1 to the Registration Statement and to the reference to our firm under the caption “Legal Matters” in the Prospectus comprising a part of the Registration Statement. In giving such consent, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the General Rules and Regulations of the SEC promulgated thereunder.

Very truly yours,

/s/ Vorys, Sater, Seymour and Pease LLP